UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 18, 2024

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 17, 2024, Bank First Corporation director David R. Sachse retired from the Board of Directors (the “Board”). New director Erin A. Davis was elected to the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bank First Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders on June 17, 2024 (the “Annual Meeting”). Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The proposal was to elect as directors the five (5) nominees named in the proxy statement to serve until the 2027 Annual Meeting of Shareholders.

Nominee	Votes For	Vote Against	Abstentions	Broker Non-Votes
Mary-Kay H. Bourbulas	4,785,056	511,273	0	1,776,456
Erin A. Davis	5,273,256	23,073	0	1,776,456
Robert D. Gregorski	4,942,071	354,258	0	1,776,456
Phillip R. Maples	5,067,121	229,209	0	1,776,456
Peter J. Van Sistine	5,246,718	49,611	0	1,776,456

Proposal 2

The proposal was to ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,008,433	9,777	54,575	0

Proposal 3

The proposal was an advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,943,706	204,850	147,773	1,776,456

Proposal 4

The proposal was an advisory vote on the frequency of the advisory vote on the Company’s executive compensation.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
2,381,143	171,866	2,633,221	110,100	1,776,456

Item 7.01	Regulation FD Disclosure.

The Company made a presentation to its shareholders at the Annual Meeting. A copy of the presentation is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 18, 2024
99.2	Annual Meeting Presentation dated June 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: June 18, 2024	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer